EXHIBIT 10.7

ASIA SELECT ACQUISITION I CORP.

                                           _____________ ___, 2008

Asia Select Asset Management Inc.
20/F., China Merchants Limited
No. 303-307 Des Voeux Road Central
Hong Kong

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Asia Select Acquisition I Corp. (“Asia Select Acquisition”) and continuing until the earlier of the consummation by Asia Select Acquisition of a “Business Combination” (as described in Asia Select Acquisition’s IPO prospectus) or Asia Select Acquisition’s liquidation (the “Termination Date”), Asia Select Asset Management Inc. shall make available to Asia Select Acquisition certain office (including utilities) and secretarial services as may be required by Asia Select Acquisition from time to time, situated at 20/F., China Merchants Limited, No. 303-307 Des Voeux Road Central, Hong Kong.  In exchange therefore, Asia Select Acquisition shall pay Asia Select Asset Management Inc. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

ASIA SELECT ACQUISITION I CORP.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

ASIA SELECT ASSET MANAGEMENT INC.

By:
Name:
Title: